S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2002 (Dollars in thousands except per share data)							Page 1 of 3
	2001				2002			Year-to-date
For the period:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	September 2002	September 2001
Interest Income (FTE)	$44,911	$43,735	$41,792	$39,202	$36,992	$37,423	$38,607	$113,022	$130,438
Interest Expense	21,560	20,272	18,640	16,241	14,473	14,147	13,826	42,446	60,472
Net Interest Income (FTE)	23,351	23,463	23,152	22,961	22,519	23,276	24,781	70,576	69,966
Provisions For Loan Losses	1,000	2,000	850	1,150	1,000	1,500	2,300	4,800	3,850
Net Interest Income
After Provisions (FTE)	22,351	21,463	22,302	21,811	21,519	21,776	22,481	65,776	66,116
Securities Gains, Net	1,424	2,499	4,268	1,499	1,752	1,722	2,168	5,642	8,191
Service Charges and Fees	1,715	1,765	1,888	1,932	1,772	1,909	2,238	5,919	5,368
Wealth Management	1,299	1,268	1,128	1,249	1,248	1,433	1,340	4,023	3,695
Other	2,010	2,256	2,432	2,598	2,508	2,591	3,203	8,302	6,698
Total Other Income	5,024	5,289	5,448	5,779	5,528	5,933	6,781	18,244	15,761
Salaries and Employee Benefits	6,436	6,129	6,251	6,282	6,994	6,299	6,700	19,993	18,816
Occupancy and Equip. Expense, Net	1,512	1,578	1,544	1,418	1,632	1,470	1,627	4,729	4,634
Data Processing Expense	641	677	677	638	697	695	921	2,313	1,994
FDIC Expense	72	71	72	72	71	70	68	208	215
Other	3,029	3,337	3,236	3,300	3,084	3,449	3,945	10,481	9,603
Total Other Expense	11,690	11,792	11,780	11,710	12,478	11,983	13,261	37,724	35,262
Income Before Income Taxes and Extraordinary Item	17,109	17,459	20,238	17,379	16,321	17,448	18,169	51,938	54,806
Taxable Equivalent Adjustment	734	738	730	736	741	751	764	2,256	2,202
Applicable Income Taxes	4,725	4,799	5,763	4,775	4,107	4,871	4,988	13,966	15,287
Net Income before Extraordinary Item	11,650	11,922	13,745	11,868	11,473	11,826	12,417	35,716	37,317
Extraordinary Item (after-tax)	0	0	1,887	0	0	0	0	0	1,887
Net Income	$11,650	$11,922	$11,858	$11,868	$11,473	$11,826	$12,417	$35,716	$35,430
Per Common Share Data:
Shares Outstanding	26,960,118	26,893,489	26,776,579	26,646,179	26,520,979	26,639,003	26,510,409	26,510,409	26,776,579
Ave. Shs. Outstanding - Diluted	27,120,228	27,092,674	27,080,643	26,912,388	26,742,806	26,826,265	26,808,027	26,792,489	27,097,480
Net Income - Diluted before Extraordinary Items	$0.43	$0.44	$0.51	$0.44	$0.43	$0.44	$0.46	$1.33	$1.38
Net Income - Diluted after Extraordinary Items	$0.43	$0.44	$0.44	$0.44	$0.43	$0.44	$0.46	$1.33	$1.31
Dividends Declared	$0.22	$0.23	$0.23	$0.24	$0.24	$0.24	$0.24	$0.72	$0.68
Book Value	$10.56	$10.82	$10.88	$11.01	$11.03	$11.25	$11.26	$11.26	$10.88
Market Value	$23.14	$25.11	$23.40	$24.28	$25.45	$27.00	$25.18	$25.18	$23.40

S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2002 (Dollars in thousands)							Page 2 of 3
	2001				2002
Asset Quality Data:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q
Nonaccrual Loans/Nonperforming Loans	$3,691	$7,840	$11,603	$8,253	$7,653	$6,248	$9,075
Assets acquired through foreclosure
or repossession	546	541	443	1,711	2,166	2,431	365
Nonperforming Assets	4,237	8,381	12,046	9,964	9,819	8,679	9,440
Loan Loss Reserve	27,993	28,451	28,764	26,926	27,853	28,389	29,498
Nonperforming Loans / Loans	0.23%	0.48%	0.71%	0.50%	0.47%	0.37%	0.46%
Loan Loss Reserve / Loans	1.71%	1.73%	1.75%	1.64%	1.72%	1.68%	1.49%
Loan Loss Reserve /
Nonperforming Loans	758%	363%	248%	326%	364%	454%	325%
Net Loan Charge-offs	402	1,542	537	2,988	73	964	2,612
Net Loan Charge-offs
(annualized) /Average Loans	0.10%	0.38%	0.13%	0.72%	0.02%	0.23%	0.59%
Balance Sheet (Period-End):
Assets	$2,354,398	$2,363,970	$2,294,868	$2,357,874	$2,362,616	$2,425,854	$2,776,968
Earning Assets (1)	2,185,844	2,195,954	2,131,929	2,176,629	2,203,077	2,258,635	2,547,907
Securities (1)	493,835	512,338	489,766	533,861	585,317	568,947	566,850
Loans, Gross	1,638,184	1,649,041	1,642,163	1,642,768	1,617,759	1,689,688	1,981,057
Total Deposits	1,567,006	1,595,572	1,596,400	1,611,317	1,602,308	1,636,266	1,931,458
Non-Interest Bearing Deposits	228,958	236,340	240,157	257,694	261,622	273,317	327,659
NOW, Money Market & Savings	598,199	604,690	583,849	604,872	608,743	619,661	768,447
CD's $100,000 and over	132,198	127,162	132,309	116,523	114,774	130,260	172,364
Other Time Deposits	607,651	627,380	640,085	632,227	617,169	613,028	662,988
Short-term Borrowings	66,670	70,058	76,630	152,282	168,436	189,452	252,551
Long-term Debt	378,227	353,456	281,256	251,225	251,224	256,225	211,663
Shareholder's Equity	284,627	290,906	291,349	293,327	292,597	299,709	298,605
Balance Sheet (Daily Averages):
Assets	$2,311,571	$2,355,230	$2,336,508	$2,325,582	$2,330,748	$2,396,788	$2,510,549
Earning Assets (1)	2,148,007	2,188,529	2,171,864	2,164,272	2,169,852	2,234,485	2,339,213
Securities (1)	500,196	492,951	492,956	515,276	548,725	580,738	568,953
Loans, Gross	1,620,031	1,648,775	1,643,499	1,647,140	1,620,521	1,653,663	1,770,260
Deposits	1,531,354	1,578,771	1,597,007	1,598,356	1,598,061	1,624,978	1,711,484
Shareholder's Equity	285,041	291,984	294,918	296,085	294,636	299,290	302,809
(1) Excludes unrealized gains related to securities available for sale.

S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2002 (Dollars in thousands except per share data)							Page 3 of 3
	2001				2002			Year to date
Profitability Ratios (annualized):	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	September 2002	September 2001
Return on Average Assets	2.04%	2.03%	2.01%	2.02%	2.00%	1.98%	1.96%	1.98%	2.03%
Return on Average Shareholder's Equity	16.58%	16.38%	15.95%	15.90%	15.79%	15.85%	16.27%	15.97%	16.29%
Yield on Earning Assets (FTE)	8.48%	8.02%	7.63%	7.19%	6.91%	6.72%	6.55%	6.72%	7.52%
Cost of Interest Bearing Funds	4.98%	4.56%	4.22%	3.70%	3.37%	3.18%	2.95%	3.16%	4.58%
Net Interest Margin (FTE)	4.41%	4.30%	4.23%	4.21%	4.21%	4.18%	4.20%	4.20%	4.31%
Efficiency Ratio (FTE)(1)	41.20%	41.01%	41.19%	40.74%	44.49%	41.03%	42.02%	42.48%	41.13%
Capitalization Ratios:
Dividends Paid to Net Income	50.89%	49.77%	52.16%	51.89%	55.89%	53.82%	51.48%
Shareholder's Equity to Assets (Period End)	12.09%	12.31%	12.70%	12.44%	12.38%	12.35%	10.75%
Leverage Ratio (2)	10.62%	10.61%	10.83%	10.98%	11.03%	11.18%	8.87%
Risk Based Capital - Tier I (3)	12.28%	12.34%	12.78%	12.69%	12.78%	12.93%	9.77%
Risk Based Capital - Tier II (3)	14.52%	14.69%	14.92%	14.89%	14.98%	14.92%	11.45%
Other Data:
Shareholders of Record	3,174	3,171	3,174	3,193	3,147	3,127	3,129
Number of Banking Offices	39	39	40	40	40	40	47
Definitions:
(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.